Exhibit 10.6
AMENDMENT NO. 4 TO THE
STOCKHOLDERS AGREEMENT
September 17, 2017
This Amendment No. 4 (this "Amendment") to the Stockholders Agreement among Toys "R" Us, Inc. (as successor to Toys "R" Us Holdings, Inc.), Funds managed by Bain Capital Partners, LLC or its Affiliates, Toybox Holdings, LLC, Vornado Truck LLC and certain other Persons, dated as of July 21, 2005, as amended by Amendment No. 1, dated as of June 10, 2008 as amended by Amendment No. 2, dated as of October 14, 2015, as amended by Amendment No. 3, dated September 13, 2017 (as amended, the "Agreement") shall become effective as of the date first set forth above. Capitalized terms used but not otherwise defined in this Amendment have the meaning given to such terms in the Agreement.
1.Section 2.1. Section 2.1 of the Agreement is hereby deleted and replaced with the following:
2.1 Board of Directors.

2.1.1 Board Size. As of the date of this Amendment, the number of members of the Board shall be fixed at eleven (11), or such other number as is determined from time to time pursuant to Section 2.5 and 2.6.1.

2.1.2 Designation of Directors. As of the date of this Amendment, the Board shall be composed of the following, unless otherwise determined by the Board, in accordance with Section 2.6.1:

(a) three (3) persons designated by Bain (subject to Section 11.1 and Section 2.1.4), (the "Bain Designees");

(b) two (2) persons designated by KKR (the "KKR Designees");

(c) two (2) persons designated by Vornado (the "Vornado Designees" and together with the Bain Designees and the KKR Designees, the "Sponsor Designees");

(d) the chief executive officer of the Company; and

(e) three (3) Independent Directors, to be selected by the Board.

2.1.3 Sell-Down Provisions.

(a) In the event that either KKR or Vornado ceases to own at least 30% of their respective Initial Shares but continues to own at least 15% of their respective Initial Shares, neither

KKR nor Vornado shall have the right to designate two (2) Sponsor Designees and shall have the right to designate only one (1) Sponsor Designee. In the event that either KKR or Vornado ceases to own at least 15% of their respective Initial Shares, neither KKR nor Vornado shall have the right to designate any Sponsor Designee.

(b) In the event that Bain ceases to own at least 30% of its Initial Shares but continues to own at least 15% of its Initial Shares, Bain shall no longer have the right to designate three (3) Sponsor Designees and shall have the right to designate only one (1) Sponsor Designee. In the event that Bain ceases to own at least 15% of its respective Initial Shares, Bain shall no longer have the right to designate any Sponsor Designee.

2.    Section 2.1.4. As of the date of this Amendment, Section 2.1.4 is added to the Agreement as follows:
2.1.4 Bain Designees.

If at any time, and only for so long as, there are three (3) Bain Designees sitting on the Board, for purposes of taking the vote of the Board on any matter, each such Bain Designee will be deemed to have only 2/3 of a vote (as opposed to one (1) vote, which all other members of the Board will continue to have) and such matters of the Board will determined on the basis of ten (10) total votes, and the Company (a) shall not treat any such matter as having been duly authorized by the Board unless approved by a vote of the Board consistent with the foregoing and (b) shall treat any such matter as having been duly authorized by the Board only if it is approved by a vote of the Board consistent with the foregoing.  Bain hereby agrees not to take any action, and agrees to cause its Bain Designees not to take any action, inconsistent with the foregoing.

3.    Continuing Force and Effect. The Agreement, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment set forth above.
4.    Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.
5.    Consent to Amendment. The execution of this Amendment, by each of the parties thereto shall be deemed to constitute "Unanimous Sponsor Approval" of this Amendment and the matters contained therein pursuant to Section 2.6.1 and other applicable sections of the Agreement.
6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties have executed this Amendment to the Stockholders Agreement on the day and year first written above.

TOYS "R" US, INC.

By:/s/ Cornelius Boggs, III
Name: Cornelius Boggs, III
Title: Executive Vice President - General Counsel

BAIN CAPITAL (TRU) VIII, L.P.
By: Bain Capital Partners VIII, L.P.
Its: General Partner
By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BAIN CAPITAL (TRU) VIII-E, L.P.
By: Bain Capital Partners VIII-E, L.P.
Its: General Partner
By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

[Signature page to Amendment No. 3 to Stockholders Agreement]

BAIN CAPITAL (TRU) VIII COINVESTMENT, L.P.
By: Bain Capital Partners VIII, L.P.
Its: General Partner
By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BAIN CAPITAL INTEGRAL INVESTORS, LLC.
By: Bain Capital Investors, LLC.
Its: Administrative Member

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BCIP TCV, LLC
By: Bain Capital Investors, LLC.
Its: Administrative Member

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Authorized Signatory

[Signature page to Amendment No. 3 to Stockholders Agreement]

TOYBOX HOLDINGS, LLC

By:/s/ Nathaniel Taylor
Name: Nathaniel Taylor
Its: Member

VORNADO TRUCK, LLC
By: Vornado Realty L.P.
Its: Sole Member
By: Vornado Realty Trust
Its: Sole Member

By: /s/ Joseph MacNow
Name: Joseph MacNow
Its: Executive Vice President, Chief Financial Officer and Chief Administrative Officer

[Signature page to Amendment No. 3 to Stockholders Agreement]